Document is copied.
                                  Exhibit 10.1
                                ESCROW AGREEMENT

         THIS ESCROW AGREEMENT (this "Agreement") is entered into as of the 24th day of October, 2000, by and among Roex, Inc., a California corporation ("Issuer"), RH Investments Corporation ("Placement Agent"), and Wells Fargo, National Association ("Escrow Agent")


                                R E C I T A L S:

         A. Issuer propose to offer for sale to subscribers an aggregate of 1,000,000 shares of the capital stock of Issuer, having no par value (the "Shares") at a price of $6.00 per Share, payable at the time of subscribing for a Share. 500,000 shares and the proceeds therefrom shall be subject to this Agreement. The payment of $3,000,000 for at least 500,000 Shares will be paid into the escrow created by this Agreement.

         B. Issuer intends to sell the Shares on a best-efforts "minimum or none" basis in a public offering (the "Offering") by delivering to each subscriber a Prospectus (the "Prospectus") describing the Offering.

         C. Issuer desires to establish an escrow account in which funds received from subscribers would be deposited pending completion of the period during which the Escrow Account shall be open (the "Escrow Period"). Wells Fargo, National Association, serve as Escrow Agent in accordance with the terms and conditions set forth herein.


                                   AGREEMENT:

         NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereby agree as follows:

         1. Issuer hereby appoints Wells Fargo, National Association, as Escrow Agent and Escrow Agent shall establish an escrow account (the "Escrow Account") on its books styled "Wells Fargo Bank\Roex Escrow" ("Roex Subscription Account"). Commencing upon the execution of this Agreement, Escrow Agent shall act as Escrow Agent and hereby agrees to receive and disburse the proceeds from the offering of the Shares in accordance with the terms hereof. Issuer agrees to notify the Escrow Agent promptly of the closing of the offering and sale of the Shares.

         2. Issuer or Placement Agent shall cause all checks received from subscribers for Shares to be promptly deposited into the Escrow Account no later than 12:00 Noon following the day of receipt of such checks. Issuer or Placement Agent shall deliver to the Escrow Agent checks of the subscribers made payable to the "Roex Subscription Account" or endorsed to the Roex Subscription Account. Any checks that are received by Escrow Agent that are not made payable or endorsed to the Roex Subscription Account shall be returned to the Issuer. Issuer or Placement Agent shall furnish to the Escrow Agent at the time of each deposit

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of the above-mentioned funds a list containing the name of each subscriber,  the subscriber's address, the number of Shares subscribed for, and receipt of the Minimum (as described below), the Issuer is aware and understands that it is not entitled to any proceeds from subscriptions deposited into the Escrow Account and no amounts deposited in the Escrow Account during the Escrow Period shall become the property of the Issuer or any other entity, or be subject to the debts of the Issuer or any other entity.

         3. The Escrow Period shall commence on the date hereof and shall terminate ten (10) Business Days (as defined below) following the earlier to occur of the following dates:

                  (a) The date upon which Escrow Agent confirms upon written request of the Issuer that it has received into the Escrow Account and collected gross subscription proceeds from the sale of 500,000 Shares aggregating $3,000,000 in deposited funds (the "Minimum") assuming that, prior to such date, the SB-2 Registration Statement as amended, File Number 333-92299 has been declared effective by the Securities and Exchange Commission; or

                  (b) The "Cessation Date," which for the purposes of this Agreement shall be January 29, 2001, except as extended in writing by the agreement of parties for a period not to exceed an additional sixty (60) days.

                  (c) The date upon which a determination is made by the Issuer to terminate the Offering prior to the sale of the Minimum, as communicated to Escrow Agent in writing.

                  Upon the occurrence of any of the events described in (a), (b) or (c) above, the Escrow Period shall continue for such ten (10) Business-Day period solely for the limited purposes of collecting subscribers' checks that have been deposited prior to such event and disbursing funds from the Escrow Account as provided herein. Escrow Agent will not accept deposits of subscribers' checks after notice that any of the events described in subparagraphs (a), (b) and (c) has occurred.

                  "Business Day" shall mean a day on which commercial banks in Los Angeles, California, are open for the general transaction of business. If any action or time for performance pursuant to this Agreement is to occur on any Saturday, Sunday or holiday, such time for action or performance shall be extended to the next Business Day.

         4. The Escrow Agent will deposit the subscribers' checks for collection and credit the proceeds to the Escrow Account to be held by it under the terms of this Agreement. Notwithstanding anything to the contrary contained herein, Escrow Agent is under no duty or responsibility to enforce collection of any checks delivered to Escrow Agent hereunder. The Escrow Agent hereby is authorized to forward each check for collection and deposit the proceeds in the Escrow Account. As an alternative, the Escrow Agent may telephone the bank on which the check is drawn to confirm that the check has been paid. Additionally,

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to insure that such funds have cleared normal banking  channels for  collection,
Escrow Agent is authorized to hold for ten (10) Business Days funds to be released. Issuer shall immediately reimburse Escrow Agent any monies paid to it if thereafter the subscriber's check is returned unpaid. Any item returned unpaid to the Escrow Agent on its first presentation for payment shall be returned to Issuer and need not be again presented by the Escrow Agent for collection. Issuer agrees to reimburse Escrow Agent for the cost incurred with any returned check. The Escrow Agent shall not be required to invest any funds deposited in the Escrow Account and shall in no event be liable for any investment loss. For purposes of this Agreement, the term "collected funds" or the term "collected" when referring to the proceeds of subscribers' checks shall mean all funds received by Escrow Agent that have cleared normal banking channels and are in the form of cash

         5. If prior to the Cessation Date, subscribers' checks in an amount of at least the Minimum have been deposited in the Escrow Account, upon request from, Escrow Agent will confirm the amounts collected by it from subscribers' checks. If such amount is at least equal to the Minimum, the may send Escrow Agent a written notice providing a list of all accepted subscribers, specifying the total amount of their subscription to be remitted to, and containing a request to terminate the Escrow Period and remit such amount, less any fees or other amounts then owing from Issuer to Escrow Agent hereunder, to the Issuer as promptly as possible, but in no event later than ten (10) Business Days after such termination, by issuing its bank check payable to the Issuer or by depositing such amount directly into the account of Issuer if maintained with Wells Fargo Bank, National Association, as designated in writing by Issuer to Escrow Agent. The Escrow Period shall not terminate upon receipt by Escrow Agent of such notice, but shall continue for such (10) Business-Day period solely for the limited purposes of collecting subscribers' checks that have been deposited prior to Escrow Agent's receipt of such notice and disbursing funds from the Escrow Account as provided herein. Escrow Agent will not accept deposits of subscribers' checks after receipt of such notice.

                  If, on the Cessation Date, the Minimum Amount has not been deposited with the Escrow Agent and collected, or if Issuer notifies the Escrow Agent in writing that Issuer elects to terminate the Offering as provided in paragraph 3(c) above, the Escrow Agent shall then issue and mail one bank check in the full amount of the escrow account to the Placement Agent who will write and mail checks to the subscribers in the amount of the subscribers' respective checks, without deduction, penalty or expense to the subscriber. For this purpose, Placement Agent shall be authorized to rely upon the names and addresses of subscribers as furnished by the Issuer. No subscriber shall be paid interest with respect to such deposited funds. The purchase money returned to each subscriber shall be free and clear of any and all claims of the Issuer and any of its creditors. For each subscription for which the Escrow Agent has not collected funds but has submitted the subscriber's check for collection, the Escrow Agent shall include in its check to the Placement Agent the amount of the collected funds from such subscriber's check after the Escrow Agent has collected such funds. If Escrow Agent has not yet submitted such subscriber's check for collection, the Escrow Agent shall promptly remit the subscriber's check directly to the Placement Agent to mail directly to subscriber.

                  At such time as Escrow Agent shall have made the payments and remittances provided in the Agreement, the Escrow Agent shall be completely discharged and released of any and all further liabilities and responsibilities hereunder.
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         6. As consideration  for its agreement to act as Escrow Agent as herein described, Issuer agrees to pay the Escrow Agent an administration fee of $5,000.00 upon execution of this Agreement, plus the fees described on the attached fee schedule. Further, Issuer agrees to pay all disbursements and advances incurred or made by the Escrow Agent in performance of its duties hereunder, including reasonable fees, expenses and disbursements of its counsel, all in accordance with the attached fee schedule or the other provisions of this Agreement. No such fees or reimbursements shall be paid out of or chargeable to the funds on deposit in the Escrow Account until such time as the Minimum has been collected.

         If the Issuer rejects any subscription for which Escrow Agent has already collected funds, the Escrow Agent shall promptly issue a refund check to the rejected subscriber in the amount of the subscriber's check. If the Issuer rejects any subscription for which the Escrow Agent has not yet collected funds but has submitted the subscriber's check for collection, the Escrow Agent shall promptly issue a check in the amount of the collected funds from the subscriber's check to the rejected subscriber after the Escrow Agent has cleared such funds. If Escrow Agent has not yet submitted a rejected subscriber's check for collection, the Escrow Agent shall promptly remit the subscriber's check directly to the subscriber.

         7. This Agreement shall automatically terminate upon the earlier of (i) twenty (20) days after the Cessation Date or (ii) twenty (20) days after the date upon which the Escrow Agent has delivered the final portion of Escrow Account funds pursuant to the terms of this Agreement.

         8. It is understood that the Escrow Agent reserves the right to resign as Escrow Agent at any time by giving written notice of its resignation, specifying the effective date thereof, to each other party hereto. Within thirty
(30) days after receiving the aforesaid notice, the other party or parties hereto shall appoint a successor Escrow Agent to which the Escrow Agent may distribute the property then held hereunder, less its fees, costs and expenses (including counsel fees and expenses) which may remain unpaid at that time. If a successor Escrow Agent has not been appointed and has not accepted such appointment by the end of such thirty (30) day period, the Escrow Agent may apply to a court of competent jurisdiction for the appointment of a successor Escrow Agent and the fees, costs and expenses (including reasonable counsel fees and expenses) which it incurs in connection with such a proceeding shall be paid by the Company.

         9. The parties hereto agree that the following provisions shall control with respect to the rights, duties, liabilities, privileges and immunities of the Escrow Agent:

                  (a) Escrow Agent shall have no obligation to invest the Escrow Account.

                  (b) The Escrow Agent shall have no responsibility except for the safekeeping and delivery of the amounts deposited in the Escrow Account in accordance with this Agreement. The Escrow Agent shall not be liable for any act done or omitted to be done under this

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                           Agreement or in connection with the amounts deposited
                           in  the  Escrow  Account,  except  as a result of the
                           Escrow    Agent's   gross    negligence   or  willful
                           misconduct. The Escrow Agent is not a party to nor is it bound by, nor need it give consideration to the terms of provisions of, even though it may have knowledge of, (i) any agreement or undertaking by, between or among the Issuer and any other party,
                           except  this  Agreement,  (ii)   any   agreement   or
                           undertaking  that may be evidenced by this Agreement,
                           (iii)  any  other  agreements  that may now or in the
                           future   be   deposited  with  the  Escrow  Agent  in
                           connection with this Agreement. The Escrow Agent is not a party to, is not responsible for, and makes no representation with respect to the offer, sale or
                           distribution  of  the  Shares   including,   but  not
                           limited   to,   matters  set  forth  in  any offering
                           documents prepared and distributed in connection with the offer, sale and distribution of the Shares. The Issuer covenants that it will not commence any action
                           against  the  Escrow   Agent  at  law, in equity,  or
                           otherwise as a result of any action taken or thing done by the Escrow Agent pursuant to this Agreement,
                           or for any  disbursement  made as authorized   herein
                           upon failure of the Issuer to give the notice within the times herein prescribed. The Escrow Agent has no duty to determine or inquire into any happening or occurrence of or of any performance or failure of performance of the Issuer or of any other party with respect to agreements or arrangements with any other party. If any question,dispute or disagreement arises among the parties hereto and/or any other party with respect to the funds deposited in the Escrow Account or the proper interpretation of this Agreement, the Escrow Agent shall not be required to act and shall not be held liable for refusal to act until the question or dispute is settled, and the Escrow Agent has the absolute right at its discretion to do either or both of the following:

                           (i) withhold and/or stop all further performance under this Agreement until the Escrow Agent is satisfied, by receipt of a written document in form and substance satisfactory to the Escrow Agent and executed and binding upon all interested parties hereto (who may include the subscribers), that the question, dispute, or disagreement had been resolved; or

                           (ii) file a suit in interpleader and obtain by final judgment, rendered by a court of competent jurisdiction, an order binding all parties interested in the matter. In any such suit, or should the Escrow Agent become
                                    involved   in   litigation   in  any  manner
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                                    whatsoever  on account of this  Agreement or
                                    the Escrow Account, the Escrow Agent shall be entitled to recover from the Issuer its attorneys' fees and costs.

                           The Escrow Agent shall never be required to post a bond in connection with any services hereunder. The Escrow Agent may consult with counsel of its own choice and shall have full and complete authorization and protection for and shall not be liable for any action taken or suffered by it hereunder in good faith and believed by it to be authorized hereby, nor for action taken or omitted by it in accordance with the advice of such counsel (who shall not be counsel for the Issuer).

                  (c) The Escrow Agent shall be obligated only for the performance of such duties as are specifically set forth in this Agreement and may rely and shall be protected in acting or refraining from acting upon any written notice, instruction or request furnished to it hereunder and believed by it to be genuine and to have been signed or presented by the proper party or parties and to take statements made therein as authorized and correct without any affirmative duty of investigation.

                  (d) The Issuer hereby agrees to indemnify the Escrow Agent for, and to hold it harmless against, any loss, liability, or expense (including, without limitation, all legal expenses incurred in enforcing any of the provisions of this Agreement or otherwise in connection herewith) incurred without gross negligence or willful misconduct on the part of the Escrow Agent, arising out of or in connection with its entering into this Agreement and carrying out its duties hereunder, including the costs and expenses of defending itself against any claim of liability hereunder or arising out of or in connection with the sale of the Shares. This covenant shall survive the termination of this Agreement.

                  (e) The Escrow Agent shall not be bound by any modification, amendment, termination, cancellation, rescission or supersession of this Agreement unless the same shall be in writing and signed by all of the other parties hereto and, if its duties as Escrow Agent hereunder are affected thereby, unless it shall have given prior written consent thereto.

                  (f)      Escrow  Agent  shall  not be liable  for any  damage,
                           loss,  liability,   or  delay  caused  by  accidents,
                           strikes, fire, flood, war, riot, equipment breakdown, electrical or mechanical failure, acts of God or any cause which is reasonably unavoidable or beyond its reasonable control.
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         10. Notices  required to be sent hereunder  shall be delivered by hand, sent by an express mail service or sent via United States mail, postage prepaid, certified, return receipt requested, or via facsimile:
to the following address:

                  If to Placement Agent:    RH Investment Corporation
                                            15760 Ventura Boulevard
                                            Suite 1732
                                            Encino, CA 91436
                                              Attention:     Stuart Greenberg
                                                             Bruce C. Haapala


                  If to Issuer:             Roex, Inc.
                                            2081 Business Center Drive
                                            Suite 185
                                            Irvine, CA 92612
                                              Attention:  Rod Burreson

                  If to Escrow Agent        Wells Fargo Bank, NA
                                            Corporate Trust Services
                                            707 Wilshire Blvd. 17th Floor
                                            Los Angeles, CA   90017
                                              Attention:  Kimberly A. Vann
                                              Phone:  213-614-3352
                                              Fax:   213-614-3355

                  No notice to the Escrow Agent shall be deemed to be delivered until actually received by the Escrow Agent. From time to time any party hereto may designate an address other than the address listed above by giving the other parties hereto not less than five (5) days advance notice of such change in address in accordance with the provisions hereof.

         11. This Agreement shall be construed, enforced and administered in accordance with the laws of the State of California.

         12. This Agreement may be executed in two or more counterparts, all of which when taken together shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party, it being understood that both parties need not sign the same counterpart. In the event that any signature is delivered by facsimile transmission, such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) the same with the same force and effect as if such facsimile signature page were an original thereof.









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EXECUTED on the date first written above.

                                        ISSUER:
                                        Roex, Inc.


                                        By:      /s/ Rodney H. Burreson
                                                 -----------------------
                                        Name:    Rodney H. Burreson
                                        Title:   President

                                        ESCROW AGENT:
                                        Wells Fargo Bank, National Association


                                        By:      /s/ Kimberly A. Vann
                                                 -----------------------
                                        Name:    Kimberly A. Vann
                                        Title:   Trust Officer


                                        PLACEMENT AGENT:
                                        RH Investment Corporation


                                        By:      /s/ Stuart Greenberg
                                                 -----------------------
                                        Name:    Stuart Greenberg
                                        Title:   Managing Director



























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